GUARANTY AGREEMENT


                           Dated as of April 15, 1997


                                       By


                          DOLLAR TREE MANAGEMENT, INC.


Re:                $30,000,000 7.29% Senior Guaranteed Notes

                               Due April 30, 2004

                                       of

                         DOLLAR TREE DISTRIBUTION, INC.












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                                TABLE OF CONTENTS
                          (Not a part of the Agreement)
SECTION         HEADING                                                    PAGE

Parties.......................................................................1
Recitals......................................................................1
SECTION 1.      DEFINITIONS...................................................2
SECTION 2.      GUARANTY OF NOTES AND NOTE AGREEMENTS.........................2
SECTION 3.      GUARANTY OF PAYMENT AND PERFORMANCE...........................2
SECTION 4.      GENERAL PROVISIONS RELATING TO THE GUARANTY...................3
SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTOR....8
SECTION 6.      SUBSIDIARY GUARANTOR COVENANTS................................8
     Section 6.1.  Compliance with Law........................................8
     Section 6.2.  Insurance..................................................8
     Section 6.3.  Maintenance of Properties..................................8
     Section 6.4.  Payment of Taxes and Claims................................8
     Section 6.5.  Corporate Existence, Etc...................................9
     Section 6.6.  Nature of Business.........................................9
     Section 6.7.  Guaranty to Rank Pari Passu................................9
SECTION 7.      SUBMISSION TO JURISDICTION....................................9
SECTION 8.      NOTICES.......................................................10
SECTION 9.      AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.....10
SECTION 10.     MISCELLANEOUS.................................................11
SECTION 11.     INDEMNITY.....................................................11
Signatures....................................................................13



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                               GUARANTY AGREEMENT
                 Re: $30,000,000 7.29% Senior Guaranteed Notes,
                               Due April 30, 2004
                                       of
                         DOLLAR TREE DISTRIBUTION, INC.

        This GUARANTY AGREEMENT (the or this "Guaranty") is dated as of April 15, 1997, by Dollar Tree Management, Inc., a Virginia corporation (the "Subsidiary Guarantor").

                                   RECITALS:

            A. Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), is the direct owner of 100% of the issued and outstanding shares of capital stock of the Subsidiary Guarantor.
            B. Dollar Tree Distribution, Inc., a Virginia corporation the "Issuer") is a Wholly-owned Subsidiary of the Parent Guarantor.
            C. The Parent Guarantor and the Issuer are concurrently entering into separate and several Note Agreements, each dated as of April 15, 1997 (as amended from time to time, collectively, the "Note Agreements") with each of the Purchasers named on Schedule I attached thereto (collectively, the "Purchasers"), pursuant to which the Issuer will issue and sell to the Purchasers $30,000,000 aggregate principal amount of its 7.29% Senior Guaranteed Notes, due April 30, 2004 (the "Notes"). The Purchasers and each and every other holder from time to time of the Notes are herein collectively referred to as the "Noteholders". Pursuant to Section 6 of the Note Agreements, the obligations of the Issuer will be guaranteed by the Parent Guarantor. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Agreements.
            D. The Purchasers have required that the Subsidiary Guarantor enter into this Guaranty as security for the Notes and the Subsidiary Guarantor by reason of its interest in the repayment by the Issuer of certain indebtedness incurred and thereby provide the Issuer with funds to repay indebtedness and for other general corporate purposes, has agreed to execute this Guaranty.
         NOW, THEREFORE, in consideration of the premises and for the purpose of inducing the purchase and acceptance of the Notes by the Purchasers and in further consideration of the sum of Ten Dollars ($10.00) paid to the Subsidiary Guarantor by the Purchasers, the receipt whereof is hereby acknowledged, the Subsidiary Guarantor does hereby covenant and agree as follows:


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SECTION 1.            DEFINITIONS.

         Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note Agreements and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.

SECTION 2. GUARANTY OF NOTES AND NOTE AGREEMENTS.

           (a) Subject to Section 2(B) below, the Subsidiary Guarantor does hereby irrevocably, absolutely and unconditionally guaranty unto the Noteholders
(1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest accrued after the commencement of any proceeding referred to in Section.4(C)(3) hereof at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Issuer of each and all of the obligations, covenants and agreements required to be performed or owned by the Issuer under the terms of the Notes and the Note Agreements, and (3) the full and prompt payment, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Agreements or in the protection or enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith.
           (b) The obligations of the Subsidiary Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Issuer guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent the Subsidiary Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of the Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 3.            GUARANTY OF PAYMENT AND PERFORMANCE.

         This is a guaranty of payment and performance and the Subsidiary Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreements be brought against the Issuer or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Noteholder may, at its option, proceed hereunder against the Subsidiary Guarantor in the first instance to collect monies when due, the payment of which is guaranteed

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hereby, without first proceeding against the Issuer, the Parent Guarantor or any other person and without first resorting to any direct or indirect security for the Notes, or for this Guaranty or any other remedy. The liability of the Subsidiary Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Issuer, the Parent Guarantor or any other person to any Noteholder or by any failure, delay, neglect or omission by the Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

SECTION 4.            GENERAL PROVISIONS RELATING TO THE GUARANTY.

           (a) The Subsidiary Guarantor hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from the Subsidiary Guarantor, may, without in any manner affecting the liability of the Subsidiary Guarantor under this Guaranty, upon such terms and conditions as any such Noteholder may deem advisable:
           (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Issuer, the Parent Guarantor or any other person secondarily or otherwise liable for any indebtedness, liability or obligations of the Issuer on the Notes, or waive any default with respect thereto, or waive, modify, amend or change any provision of any other instruments and this Guaranty; or
           (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Issuer, the Parent Guarantor or any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Issuer on the Notes; or
           (3) settle, adjust or compromise any claim of the Issuer against any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Issuer on the Notes.
         The Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Subsidiary Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

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           (b) The Subsidiary Guarantor hereby waives, to the fullest extent permitted by law: (1) notice of acceptance of this Guaranty by the Noteholders or of the creation, renewal or accrual of any liability of the Issuer, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in Section.1 shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (2) demand of payment by any Noteholder from the Issuer, the Parent Guarantor or any other person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (3) presentment for the payment by any Noteholder or any other person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Subsidiary Guarantor. The obligations of the Subsidiary Guarantor under this Guaranty and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.
           (c) The obligations of the Subsidiary Guarantor hereunder shall be binding upon the Subsidiary Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:
           (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreements or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Issuer, the Parent Guarantor or any other person on the Notes or under the Note Agreements or the power or authority or the lack of power or authority of the Issuer to issue the Notes or execute and deliver the Note Agreements or to perform any of its obligations thereunder or the existence or continuance of the Issuer, the Parent Guarantor or any other person as a legal entity; or
           (2) any default, failure or delay, willful or otherwise, in the performance by the Issuer, the Parent Guarantor or any other person of any obligations of any kind or character whatsoever of the Issuer, the Parent Guarantor or any other person (including, without limitation, the obligations and undertakings of the Issuer, the Parent Guarantor or any other person under the Notes or the Note Agreements); or
           (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Issuer, the Parent Guarantor or any other person or in respect of the property of the Issuer, the Parent Guarantor or any other person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Issuer, the Parent Guarantor or any other person; or
           (4) impossibility or illegality of performance on the part of the Issuer, the Parent Guarantor or any other person of its obligations under the Notes, the Note Agreements or any other instruments; or

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           (5) in respect of the Issuer, the Parent Guarantor or any other person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Issuer, the Parent Guarantor or any other person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Issuer, the Parent Guarantor or any other person and whether or not of the kind hereinbefore specified; or
           (6) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or
           (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Agreements or any instrument relating thereto; or
           (8) the failure of the Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or
           (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to the Subsidiary Guarantor of failure of the Issuer, the Parent Guarantor or any other person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Agreements or failure to resort for payment to the Issuer, the Parent Guarantor or any other person or to any other guaranty or to any property, security, liens or other rights or remedies; or
          (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Issuer, the Parent Guarantor or any other person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes or the Note Agreements, or the sale, release, substitution or exchange of any security for the Notes; or

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          (11) any defense whatsoever that the Issuer, the Parent Guarantor or any other person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Agreements, whether through the satisfaction or purported satisfaction by the Issuer, the Parent Guarantor or any other person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or
          (12) any act or failure to act with regard to the Notes, the Note Agreements or anything which might vary the risk of the Subsidiary Guarantor; or
          (13) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Subsidiary Guarantor in respect of the obligations of the Subsidiary Guarantor under this Guaranty;
provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of the Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as provided in the Notes, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreements, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Issuer shall default under the terms of the Notes or the Note Agreements and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Issuer under the Notes or the Note Agreements, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.
           (d) All rights of any Noteholder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Subsidiary Guarantor under this Guaranty or the Issuer.
           (e) To the extent of any payments made under this Guaranty, the Subsidiary Guarantor shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but the Subsidiary Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, the Subsidiary Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Subsidiary Guarantor in accordance with the provisions of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder or Noteholders against the Issuer or the Parent Guarantor, whether or

                                      -6-

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not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer or the Parent Guarantor directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right unless and until 366 days after all of the Notes and all other sums due and payable under the Note Agreements have been fully paid and discharged. If any amount shall be paid to the Subsidiary Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Agreements and this Guaranty, such amounts shall be held in trust for the benefit of the Noteholders and shall forthwith be paid to the Noteholders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Agreements and this Guaranty, whether matured or unmatured.
           (f) The Subsidiary Guarantor agrees that to the extent the Issuer, the Parent Guarantor or any other person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Subsidiary Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Subsidiary Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other person.
           (g) No Noteholder shall be under any obligation (1) to marshal any assets in favor of the Subsidiary Guarantor or in payment of any or all of the liabilities of the Issuer under or in respect of the Notes or the obligations of the Subsidiary Guarantor hereunder or (2) to pursue any other remedy that the Subsidiary Guarantor may or may not be able to pursue itself and that may lighten the Subsidiary Guarantor's burden or any right to which the Subsidiary Guarantor hereby expressly waives.
           (h) The obligations of the Subsidiary Guarantor with respect to the guaranty and all other obligations under this Guaranty of the Subsidiary Guarantor are direct and unsecured obligations of the Subsidiary Guarantor ranking pari passu as against the assets of the Subsidiary Guarantor and pari passu with all other present and future Indebtedness of the Subsidiary Guarantor which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Subsidiary Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Agreements securing other Indebtedness insofar as such Indebtedness represents a prior claim in respect of the property or assets secured by such permitted Lien).

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SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTOR.

         The Subsidiary Guarantor represents and warrants that the representations and warranties set forth in Exhibit B-3 of the Note Agreements are true and correct with respect to the Subsidiary Guarantor as of the date hereof and are incorporated by reference with the same force and effect as though herein set forth in full.

SECTION 6.            SUBSIDIARY GUARANTOR COVENANTS.

         Section 6.1. Compliance with Law. The Subsidiary Guarantor will, and will cause each of its subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 6.2. Insurance. The Subsidiary Guarantor will, and will cause each of its subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 6.3. Maintenance of Properties. The Subsidiary Guarantor will, and will cause each of its subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent the Subsidiary Guarantor or any subsidiary thereof from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Subsidiary Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 6.4. Payment of Taxes and Claims. The Subsidiary Guarantor will, and will cause each of its subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guaranty or any subsidiary thereof; provided that neither the Subsidiary

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

Guarantor nor any subsidiary need pay any such tax or assessment or claims if
(a) the amount, applicability or validity thereof is contested by the Guaranty or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guaranty or a subsidiary thereof has established adequate reserves therefor in accordance with GAAP on the books of the Guaranty or such subsidiary or (b) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 6.5. Corporate Existence, Etc. Subject to Section 5.12 of the Note Agreements, the Subsidiary Guarantor will, and will cause each of its subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises of the Subsidiary Guarantor and its subsidiaries unless, in the good faith judgment of the Subsidiary Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 6.6. Nature of Business. Neither the Subsidiary Guarantor nor any subsidiary thereof will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Subsidiary Guarantor and its subsidiaries would be substantially changed from the general nature of the business engaged in by the Subsidiary Guarantor on the date of this Agreement.

         Section 6.7. Guaranty to Rank Pari Passu. The Subsidiary Guarantor will keep and maintain the obligations of the Subsidiary Guarantor with respect to this Guaranty as direct obligations of the Subsidiary Guarantor ranking pari passu as against the assets of the Subsidiary Guarantor with all other present or future Debt of the Subsidiary Guarantor except to the extent such Debt is secured by a Lien permitted under the Note Agreements or such Debt is subordinated to the obligations of this Guaranty.

SECTION 7.            SUBMISSION TO JURISDICTION.

         Any legal action or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the United States of America for the Southern District of New York and, by execution and delivery of this Guaranty, the Subsidiary Guarantor hereby accepts for itself and in respect of its property generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and the Subsidiary Guarantor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by delivery to it at the address set forth in Section 8 or to its agent referred to below at such agent's address set forth below and that service so made shall be deemed to be completed upon actual receipt; provided, that a copy of such service of process shall be delivered to the Subsidiary Guarantor as provided in SS.8 hereof. The Subsidiary Guarantor hereby irrevocably appoints CT Corporation System, with an office at 1633 Broadway, New York, New York 10019 as its agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this Section 7 shall affect the right of any Noteholder to serve legal process in any other manner permitted by law or to bring any action or

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proceeding in the courts of any jurisdiction against the Subsidiary Guarantor or to enforce a judgment obtained in the courts of any other jurisdiction.

SECTION 8. NOTICES.

         All communications provided for herein shall be in writing, and (a) if to the Issuer or the Subsidiary Guarantor, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Noteholder, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section:

     If to any Noteholder:            To its address for notices
                                      appearing in Schedule I to the
                                      Note Agreements, as the case may be

     If to the Subsidiary Guarantor:  2555 Ellsmere Avenue
                                      Norfolk, Virginia  23513
                                      Attention:  Chief Financial Officer

     If to the Issuer:                2555 Ellsmere Avenue
                                      Norfolk, Virginia  23513
                                      Attention:  Chief Financial Officer

SECTION 9.     AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.

           (a) This Guaranty may only be amended and/or modified by an instrument in writing signed by the Subsidiary Guarantor and by the Noteholder or Noteholders of at least 66-2/3% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Guaranty or amend the requirements of Sections 2, 3 or 4 hereof or amend this Section 9. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.
           (b) The Subsidiary Guarantor agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty, the Note Agreements or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be

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

informed thereof by the Subsidiary Guarantor and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by the Subsidiary Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this Section 9 shall be delivered by the Subsidiary Guarantor to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. The Subsidiary Guarantor agrees that it will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty, the Note Agreements or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 10.           MISCELLANEOUS.

           (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.
           (b) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.
           (c) This Guaranty shall be binding upon the undersigned Subsidiary Guarantor and its respective successors and assigns and shall inure to the benefit of each Noteholder and its successors and assigns so long as its Note remains outstanding and unpaid.
           (D)    THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH NEW YORK LAW, INCLUDING ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE.

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

SECTION 11.          INDEMNITY.

         To the fullest extent of applicable law, the Subsidiary Guarantor shall indemnify and save each Noteholder harmless from and against any losses which may arise by virtue of any of the obligations hereby guaranteed being or becoming for any reason whatsoever in whole or in part void, voidable, contrary to law, invalid, ineffective or otherwise unenforceable by the Noteholders or any of them in accordance with its terms (all of the foregoing collectively, an "Indemnifiable Circumstance"). For greater certainty, these losses shall include without limitation all obligations hereby guaranteed which would have been payable by the Issuer but for the existence of an Indemnifiable Circumstance; provided, however, that the extent of the Subsidiary Guarantor's aggregate liability under this Section.11 shall not at any time exceed the amount (but for any Indemnifiable Circumstance) otherwise guaranteed pursuant to Section.2.


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


         IN WITNESS WHEREOF, the Subsidiary Guarantor has caused this Guaranty Agreement to be duly executed by an authorized officer as of the 30th day of April, 1997.

Signatures.

DOLLAR TREE MANAGEMENT, INC.


By: /s/ Macon Brock, Jr.
     Title: Chief Executive Officer, President


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